SUPPLEMENT DATED JANUARY 31, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 6, 2019

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar U.S. Equity Fund

Morningstar International Equity Fund

Morningstar Global Income Fund

Morningstar Total Return Bond Fund

Morningstar Municipal Bond Fund

Morningstar Defensive Bond Fund

Morningstar Multisector Bond Fund

Morningstar Unconstrained Allocation Fund

Morningstar Alternatives Fund

(each, a “Fund,” and collectively, the “Funds”)

This supplement provides new and additional information beyond that contained in the Funds’ Statement of Additional Information (SAI) dated August 6, 2019 and should be read in conjunction with such SAI.

New Assistant Treasurer of the Trust (All Funds)

I.

Mr. Illinan Sary has replaced Mr. Nicholas M. Grove as the Assistant Treasurer of the Trust. Accordingly, the information pertaining to Mr. Grove in the table following the “Trustees and Executive Officers” heading in the SAI is hereby removed and replaced with the following:

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years

Illinan Sary (1977)	Assistant Treasurer	Since December 2019

Mutual Fund Accounting Director, Morningstar Investment
Management, since
December 2019;
Manager of Fund Administration, Ariel Investments, July 2016 to December 2019; Client Service Manager,
Northern Trust, April
2013 to July 2016.

				N/A	N/A

Adoption of Supplemental Expense Limitation Agreement (All Funds)

II.	The third paragraph and corresponding table under the “The Funds’ Investment Team” heading in the SAI is hereby removed and replaced with the following:

The adviser has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed the caps set forth in the table below under “Expense Cap Before Inclusion of AFFE in Cap” (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the caps, a Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than its cap, including as a result of AFFE borne by a Fund. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, no Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) exceed the amounts set forth in the Funds’ original prospectus dated July 11, 2018, as revised August 15, 2018. To date, Morningstar has voluntarily waived fees and/or reimbursed expenses to achieve this result. To formalize this waiver, Morningstar has also contractually agreed, in addition to the Base Limitation Agreement, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) through at least August 31, 2020, to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed the caps set forth in the table below under “Expense Cap After Inclusion of AFFE in Cap” (the Supplemental Expense Limitation Agreement).

Fund	Expense Cap Before Inclusion of AFFE in Cap	Expense Cap After Inclusion of AFFE in Cap
Morningstar U.S. Equity Fund	0.85%	0.85%
Morningstar International Equity Fund	1.00%	1.00%
Morningstar Global Income Fund	0.89%	0.75%
Morningstar Total Return Bond Fund	0.53%	0.54%
Morningstar Municipal Bond Fund	0.59%	0.59%
Morningstar Defensive Bond Fund	0.48%	0.55%
Morningstar Multisector Bond Fund	0.80%	0.80%
Morningstar Unconstrained Allocation Fund	1.00%	0.93%
Morningstar Alternatives Fund	1.29%	1.20%

Addition of Portfolio Manager (Morningstar U.S. Equity Fund Only)

III.

Ms. Katherine A. Cannan has been added as a portfolio manager to the Massachusetts Financial Services Company (MFS) portion of the Morningstar U.S. Equity Fund. Accordingly, the following information relating to Ms. Cannan is hereby added to the end of the MFS section of the table under the “The Funds’ Investment Team—Portfolio Managers—Other Accounts Managed by Portfolio Managers” heading in the SAI:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance- Based

Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts
MFS
Katherine A. Cannan	11 $66.2 billion	2 $3.3 billion	18 $9.5 billion	0 $0	0 $0	0 $0

Please retain this supplement for future reference.

3